UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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IMPORTANT NOTICE
Shareholder Meeting Adjourned to October 19, 2011
Invesco Global Advantage Fund
Invesco Technology Sector Fund
Invesco Value Fund
11 Greenway Plaza, Suite 2500
Houston, Texas 77046-1173
Recently we distributed proxy material regarding the Special Meeting of Shareholders for the Invesco Funds referenced above. This meeting, which was originally scheduled for April 14, 2011, and adjourned several times, has been adjourned again to October 19, 2011 at 1:15 p.m. Central Time. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.
To avoid adjournments and additional solicitation costs, your Board of Trustees is asking you to use the enclosed proxy card to authorize your proxy “FOR” the approval of the proposal.
Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-959-4246.
Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.
For your convenience, please utilize any of the following methods to submit your vote:
1. By Internet
Follow the simple instructions on your voting instruction form.
2. By Touch-tone Phone
Please call the toll-free number located on your voting instruction form and follow the simple instructions.
3. By Phone
Please call Computershare Fund Services toll-free at 1-866-438-4810. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.
4. By Mail
Simply return your executed voting instruction form in the envelope provided.
Please take a moment and vote today! Thank you.

IMPORTANT NOTICE
Shareholder Meeting Adjourned to October 19, 2011
Invesco Global Advantage Fund
Invesco Technology Sector Fund
Invesco Value Fund
11 Greenway Plaza, Suite 2500
Houston, Texas 77046-1173
Recently we distributed proxy material regarding the Special Meeting of Shareholders for the Invesco Funds referenced above. This meeting, which was originally scheduled for April 14, 2011, and adjourned several times, has been adjourned again to October 19, 2011 at 1:15 p.m. Central Time. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.
To avoid adjournments and additional solicitation costs, your Board of Trustees is asking you to use the enclosed proxy card to authorize your proxy “FOR” the approval of the proposal.
Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-959-4246.
Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.
For your convenience, please utilize any of the following methods to submit your vote:
1. By Internet
Follow the simple instructions on your voting instruction form.
2. By Touch-tone Phone
Please call the toll-free number located on your voting instruction form and follow the simple instructions.
3. By Mail
Simply return your executed voting instruction form in the envelope provided.
Please take a moment and vote today! Thank you